CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($) $ in Thousands	Sep. 30, 2015	Dec. 31, 2014	Dec. 31, 2013
Statement of Financial Position [Abstract]
Construction work in progress	$ 353,388	$ 239,690	$ 310,318
Allowance for doubtful accounts	$ 11,488	$ 7,472	$ 7,385
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01	$ 0.01
Common stock, shares authorized (in shares)	1,000	1,000	1,000
Common stock, shares outstanding (in shares)	200	200	200